SUPPLEMENT DATED APRIL 18, 2011
TO THE SUMMARY PROSPECTUSES
DATED OCTOBER 1, 2010 FOR
STADION MANAGED PORTFOLIO CLASS A, C AND I SHARES AND
STADION CORE ADVANTAGE PORTFOLIO CLASS A, C AND I SHARES
(the “Funds”)

This supplement must be accompanied by, or read in conjunction with, the current Summary Prospectuses for the Funds, dated October 1, 2010. Please keep this supplement for future reference.

Change in Investment Adviser

Prior to April 12, 2011, Stadion Money Management, Inc. (“Stadion Inc.”) provided investment advisory services to the Funds.  Stadion Inc. has formed Stadion Money Management, LLC (“Stadion LLC”), a Delaware limited liability company and wholly-owned subsidiary of Stadion Inc. and Stadion Inc. has transferred substantially all of its investment advisory business to Stadion LLC, including its investment advisory agreements with the Funds (the “Transfer”).  As a result of the Transfer, Stadion LLC became the investment adviser to the Funds.  The Transfer did not result in a change of actual control or management of the Advisor or the nature of the investment advisory services provided to the Funds.  Accordingly, the Transfer was not considered an “assignment” under the Investment Company Act of 1940, as amended, and did not result in a termination of the investment advisory agreements between the Funds and Stadion Inc.

Changes to the Summary Prospectuses:

All references to “Stadion Money Management, Inc.” should be replaced with “Stadion Money Management, LLC”, effective immediately.